UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):     June 19, 2014

Omega Protein Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-14003 (Commission File Number)	76-0562134 (I.R.S. Employer Identification No.)

2105 City West Boulevard Suite 500 Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

(713) 623-0060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 19, 2014, the Board of Directors of Omega Protein Corporation (the “Company”) elected two new members to the Board. Stephen C. Bryan, age 67, was elected as a Class II director, and Gary J. Ermers, age 54, was elected as a Class III director. As a Class II director, Mr. Bryan’s term is scheduled to expire at the Company’s 2015 Annual Meeting of Stockholders. As a Class III director, Mr. Ermers’ term is scheduled to expire at the Company’s 2016 Annual Meeting of Stockholders.

Mr. Bryan has served as the President and Chief Executive Officer of Delavau, LLC, a vitamin and mineral supplement and technology-based food ingredient manufacturer, from 2003 to March 2013 and was responsible for directing all aspects of Delavau’s business with a focus on sales, operations and product development. Prior thereto, Mr. Bryan was President of the Great Lakes Division of TCI/AT&T Broadband, a cable, telecommunications and internet service company, and President of Entenmann’s Bakery Company, a fresh baked goods manufacturing company. Mr. Bryan also has more than twenty years of general management and marketing experience with Kraft Foods, General Foods, and Frito-Lay. Mr. Bryan holds an MBA degree from the College of William and Mary and a BA degree from the University of Virginia. Mr. Bryan also served as a pilot for the U.S. Navy.

Mr. Ermers serves as the Associate Director of Healthcare Consulting Services at Dean Dorton Allen Ford, PLLC, a public accounting firm, a position he has held since February 2013. From 1996 to 2012, Mr. Ermers served as Chief Financial Officer of Saint Joseph Health System, Inc., a large multi-hospital and physician network. Mr. Ermer also served as interim CEO of that organization in 2004. Mr. Ermers holds an MBA degree in Finance from DePaul University and a BA degree in Accounting from the University of Wisconsin – Eau Claire.

Mr. Bryan was elected to the Board’s Compensation Committee and the Compensation Committee was reconstituted as follows, effective June 19, 2014:

Gary Allee (Chairman)

David Wehlmann

Stephen Bryan

Mr. Ermers was elected to the Board’s Audit Committee and the Audit Committee was reconstituted as follows, effective June 19, 2014:

David Wehlmann (Chairman)

Gary Ermers

Gary Goodwin

The Board has determined that Mr. Ermers is an “audit committee financial expert” under the rules of the Securities and Exchange Commission (the “SEC”).

The Corporate Governance and Nominating Committee was reconstituted as follows, effective June 19, 2014:

David Owen (Chairman)

Gary R. Goodwin

Dr. Gary Allee

The Board has determined each of Mr. Bryan and Mr. Ermers to be “independent” under the NYSE listing standards, the definition of “independent director” established by the Board, and the rules of the SEC.

As previously disclosed, Dr. William E.M. Lands, a former Class I director, did not stand for nomination at the Company’s 2014 Annual Meeting of Stockholders which was held on June 19, 2014 and his term as a director expired on that date.

Under the Company’s 2006 Long-Term Incentive Plan, and subject to the Compensation Committee’s approval thereunder, each Outside Director (as defined in that plan) receives an annual restricted stock award of Common Stock valued at $50,000, effective as of the date of the Company’s Annual Meeting of Stockholders. As more fully described in Item 5.07 below, that meeting was held on June 19, 2014 and accordingly each Outside Director (including Mr. Bryan and Mr. Ermers) received a restricted stock award. The number of shares granted to each Outside Director is determined by dividing $50,000 by the Fair Market Value (as defined in the Plan) of the Common Stock on the grant date. Under the Plan, Fair Market Value is defined as the average of the highest and lowest sales price of a share of Common Stock as reported on the NYSE on the date of grant.

The grant date for these shares of Common Stock to the Outside Directors was June 19, 2014 and these shares were valued at $13.81 per share. The shares of Common Stock granted to the Outside Directors will vest six months and one day after the date of grant. The grants have been made pursuant to the form of Restricted Stock Agreement attached hereto as Exhibit 10.1. The foregoing description of the Restricted Stock Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Restricted Stock Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the holders of the Company’s Common Stock for a vote at the Company’s 2014 Annual Meeting of Stockholders (the “2014 Stockholders’ Meeting”) which was held on June 19, 2014:

1.	The election of two Class I directors to the Board of Directors;

2.	The ratification of the appointment of Pricewaterhouse Coopers LLP as the independent registered accounting firm for the Company’s fiscal year ending December 31, 2014; and

3.	An advisory vote on executive compensation.

The results of such votes were as follows:

1.	The following votes were cast in the election of two Class I directors to the Board of Directors;

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Number of Broker Non-Votes

Dr. Gary L. Allee	15,705,209	838,759	2,388,690

David A. Owen	13,958,982	2,584,986	2,388,690

Each nominee required a plurality of the votes cast to be elected. Shares for which voting authority was withheld are counted for purposes of establishing a quorum but do not have any effect on election of the nominees. The Class I Directors’ terms expire at the 2017 Annual Meeting of Stockholders.

2.           The following votes were cast in the ratification of the appointment of Pricewaterhouse Coopers LLP as the Company’s independent registered accounting firm for the Company’s fiscal year ending December 31, 2014:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
18,643,917	236,585	52,156	2,388,690

3.           The following advisory (non-binding) votes were cast to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussions in the Company’s Proxy Statement for the 2014 Stockholder’s Meeting:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
15,692,160	765,316	86,492	2,388,690

Item 7.01 Regulation FD Disclosure

On June 23, 2014, the Company issued a press release announcing that Stephen Bryan and Gary Ermers had joined the Board. For additional information regarding this announcement, please refer to the Company’s press release attached to this report as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

10.1     Form of Restricted Stock Agreement for Outside Directors dated as of June 19, 2014

99.1     Text of Press Release dated June 23, 2014 titled “Omega Protein Announces Addition of Two New Board Members.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: June 23, 2014	/s/ John D. Held
John D. Held
Executive Vice President, General Counsel and Secretary